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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             February 24, 2004

                               SYNERGY 2000, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-24640                    64-0872630
         --------                     -------                    ----------
     (State or other                (Commission                (I.R.S. Employer
     jurisdiction of                File Number)               Identification
     incorporation)                                            Number)

          2815 Cox Neck Road, Chester, Maryland,              21619
         -------------------------------------------------------------
         (Address of Principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:               (888) 833-4248
                                                                  --------------

                                 Not Applicable
                                 --------------
(Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

         On March 23, 2004, Synergy 2000, Inc., (the "Company"), its wholly-owned subsidiary, MER Resorts, Inc., a Delaware corporation ("MER"), and Myriad Golf Resort, Inc., an Alberta, Canada corporation ("Myriad"), entered into the First Amendment to the Agreement and Plan of Merger dated February 24, 2004 (collectively, the "Reorganization Agreement"), whereby the Company agreed to sell to Myriad, an aggregate of 19,268,748 shares of the Company's Common Stock (the "Shares") representing control of the Company in consideration for the merger of Myriad into MER. The First Amendment extends the Closing Date as described in Section 7(a)(ii)(B) and Section 7(a)(iii)(B) of the Reorganization Agreement for a period of approximately sixty (60) days to May 24, 2004, to provide Myriad with sufficient additional time to secure the Requisite Stockholder Approval (as defined in the Reorganization Agreement) resulting from the holding of a Special Meeting of Myriad stockholders in accordance with the terms and conditions of the Business Corporations Act of the Province of Alberta, Canada.

           The sale of the Shares to Myriad will not be registered under the Securities Act of 1933, as amended (the "Act"), but will be made in reliance upon an exemption from the Act's registration requirements. The Company filed an Information Statement on February 25, 2004 with the Securities and Exchange Commission pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder, describing the contemplated transaction. For convenience, copies of the Reorganization Agreement, as amended by the First Amendment, are filed herewith electronically.

           The closing of the transaction has been approved by the respective boards of director of Synergy, MER and Myriad. The closing of the transaction is subject to the approval of the stockholders of Synergy, MER and Myriad and customary closing conditions. A special meeting of Myriad stockholders will be held as promptly as practicable to seek approval of the transaction in conformity with the requirements of the Business Corporations Act of the Province of Alberta, Canada. Holders of more than 70% of the Common Stock of Myriad have agreed to vote those shares in favor of the transaction. Holders of more than 67% of the Common Stock of Synergy have agreed to vote those shares in favor of the transaction.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

Exhibit Number     Description                                 Location
--------------     -----------                                 --------

     2.1           Agreement and Plan of Merger               Filed herewith
                   dated February 24, 2004                    electronically

     2.2           First Amendment dated March 23, 2004       Filed herewith
                   to Agreement and Plan of Merger            electronically

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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               SYNERGY 2000, INC.
                                               ------------------
                                               (Registrant)

Date: March 25, 2004                           By: /s/ Eli Dabich, Jr.
                                                   ---------------------------
                                                   Eli Dabich, Jr.,
                                                   President

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